Exhibit 10.2

EXECUTION VERSION

INSTRUMENT OF ASSUMPTION AND JOINDER

THIS INSTRUMENT OF ASSUMPTION AND JOINDER (this “Agreement”), dated as of December 9, 2013 is by and among US AIRWAYS GROUP, INC., a Delaware corporation, US AIRWAYS, INC., a Delaware corporation (each, a “New Subsidiary Loan Party”), AMERICAN AIRLINES, INC., a Delaware corporation (the “Borrower”), AMERICAN AIRLINES GROUP INC. (f/k/a AMR CORPORATION), a Delaware corporation (“Parent”), the other Subsidiaries of Parent from time to time party hereto other than the Borrower (the “Guarantors”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders (together with its permitted successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (together with its permitted successors in such capacity, the “Collateral Agent”) under that certain Credit and Guaranty Agreement, dated as of June 27, 2013 (as amended by Amendment No. 1, dated as of August 5, 2013, and as may be further as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrower, Parent, the Guarantors party thereto from time to time, the Administrative Agent, the Collateral Agent, Deutsche Bank AG New York Branch, as issuing lender (in such capacity, the “Issuing Lender”), and the Lenders party thereto from time to time. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Each New Subsidiary Loan Party hereby agrees as follows:

1. Each New Subsidiary Loan Party hereby acknowledges, agrees and confirms that, by its execution of this Agreement, as provided in section 5.09(a) of the Credit Agreement, each New Subsidiary Loan Party will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement and the Guaranty, and each individually agrees that it is bound by the terms, conditions and obligations set forth therein as if each had been an original signatory thereto.

2. Each New Subsidiary Loan Party acknowledges and confirms that it has received a copy of the Credit Agreement and the schedule and exhibits thereto. The information on Schedule 3.06 to the Credit Agreement is hereby amended to include the information shown on the attached Schedule A.

3. Each New Subsidiary Loan Party hereby agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver any further documents and perform any further acts as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

4. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF

CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5. This Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective officers as of the date first above written.

AMERICAN AIRLINES, INC.

By:	/s/ Kenneth W. Wimberly
Name: Kenneth W. Wimberly
Title: Vice President, Deputy General Counsel and Assistant Corporate Secretary

AMERICAN AIRLINES GROUP INC. (f/k/a/ AMR CORPORATION)

By:	/s/ Kenneth W. Wimberly
Name: Kenneth W. Wimberly
Title: Vice President, Deputy General Counsel and Assistant Corporate Secretary

US AIRWAYS GROUP, INC.

By:	/s/ Derek J. Kerr
Name: Derek J. Kerr
Title: Executive Vice President and Chief Financial Officer

US AIRWAYS, INC.

By:	/s/ Derek J. Kerr
Name: Derek J. Kerr
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO INSTRUMENT OF ASSUMPTION AND JOINDER

ACKNOWLEDGED AND ACCEPTED:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

SIGNATURE PAGE TO INSTRUMENT OF ASSUMPTION AND JOINDER